                             SEI DAILY INCOME TRUST
                    SUPPLEMENT DATED AUGUST 26, 1999, TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MAY 31, 1999.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

                            ------------------------

    The following disclosure is should replace the first limitation under the heading "Investment Limitations" on page S-17:

 1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided, however, that any money market fund except the Money Market and Prime Obligation Funds may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act; and further provided that this limitation only applies to 75% of the total assets of the Corporate Daily Income, Treasury Securities Daily Income, Short-Duration Goverment, Intermediate-Duration Government, GNMA, and Federal Securities Funds.

The Statement of Information is hereby amended to reflect this change.

                            ------------------------

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.